UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 21, 2025

Oak Woods Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41664	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 Roswell Drive, Nepean, Ontario,

K2J 0H5, Canada

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (+1) 403-561-7750

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, one Right and one Redeemable Warrant	OAKUU	The Nasdaq Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	OAKU	The Nasdaq Stock Market LLC

Rights, each right entitling the holder to one-sixth of one Class A Ordinary Share	OAKUR	The Nasdaq Stock Market LLC

Warrants, each warrant exercisable for one Class A Ordinary Share for $11.50 per share	OAKUW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As a result of the vote of our shareholders at the Extraordinary General Meeting of Shareholders of Oak Woods Acquisitions Corporation (the “Company,”) held on October 8, 2025, the Company extended the outside deadline to complete its initial business combination until March 28, 2026 by voting to permit the Company to elect up to six one-month extensions to that deadline, provided our Sponsor has timely deposited $42,998.37 into our Trust Account on or prior to the expiration date of the previous extension period. Pursuant to our defintiive proxy statement filed on September 25, 2025, as amended, our Sponsor deposited extension fees for September, 2025 into our Trust Account, which cleared and was available for investment as of September 16, 2025, thereby extending the time available to the Company to complete our initial business combination until October 28, 2025.

This extension is the first of six one-month extensions permitted under the October 8, 2025 vote of our shareholders amending the Company’s Amended and Restated Memorandum and Articles of Association.

Item 9.01. Financial Statements and Exhibits

(d)  Exhibits.

Exhibit No.	Description
3.1*	Minutes of Extraordinary General meeting of Oak Woods Acquisition Corporation, held on October 8, 2025, amending the Amended and Restated Memorandum and Articles of Association of Oak Woods Acquisition Corporation.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 21, 2025

OAK WOODS ACQUISITION CORPORATION

By:	/s/ Lixin Zheng
Name:	Lixin Zheng
Title:	Chief Executive Officer

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